UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  May  24,  2006
                                                         --------------

                              SEAMLESS WI-FI, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

            Nevada                   0-20259                    33-0845463
            ------                   -------                    ----------
       (State or other             (Commission                (IRS Employer
jurisdiction of incorporation)     File Number)             Identification No.)

800N.  Rainbow  Blvd,  Suite  208,Las  Vegas,  Nevada              89107
-----------------------------------------------------              -----
(Address  of  principal  executive  offices)                     (Zip Code)

                                     775-588-2387
                                     ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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Section 1 -Registrant's  Business  and  Operations
--------------------------------------------------

Item  8.01  Other  Events

On May 23, 2006 the registrants Preferred A shares issued and outstanding were reduced by 4,510 shares to 956,841 these shares were converted to common stock. The registrant's common stock increased to 231,937,154

This conversion was pursuant to loan agreements between Ayuda Funding and the Registrant for an additional $600,000, over its current loan amount of $2,000,000 of which $1,626,000 was reported in 10Q for March 31, 2006 and includes the $374,000 that was funded after the end of the quarter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

May  24,  2006
--------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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